                                                                    EXHIBIT 10.6

                          REGISTRATION RIGHTS AGREEMENT


                  REGISTRATION RIGHTS AGREEMENT (this "Agreement") dated as of March 2, 1998 among Brooke Group Ltd., a Delaware corporation ("Brooke"), and the entities listed on Exhibit A attached hereto (individually, together with transferees, assignees or other successors, and including any Warrant Holder following exercise of its warrant, in its capacity as a holder of Registrable Securities, a "Warrant Holder" and collectively the "Warrant Holders").

                                    RECITALS

                  A. Brooke has granted Warrant Holders warrants to the Registrable Securities in the amounts specified on
                           Exhibit A;

                  B. Brooke and the Warrant Holders desire that Brooke use its reasonable best efforts to file, on or before May 1, 1998, with the SEC a Registration Statement to register the resale by the Warrant Holders of the Registrable Securities.

                  NOW, THEREFORE, in consideration of the foregoing and the representations, warranties and agreements set forth herein, and intending to be legally bound, the parties hereto hereby agree as follows:

                                    ARTICLE 1
                              DEFINITIONS AND USAGE

                  Section 1.1 Definitions. As used in this Agreement, the following terms shall have the following meanings:

                  "Brooke" has the meaning set forth in the Preamble.

                  "Effectiveness Period" has the meaning set forth in Section 2.2.1.

                  "Exchange Act" means the Securities Exchange Act of 1934.

                  "Initial Shelf Registration" has the meaning set forth in Section 2.2.1.

                  "Losses" has the meaning set forth in Section 4.1.

                  "Person" or "person" means an individual, trustee, corporation, limited liability company, partnership, joint stock company, trust, unincorporated association, union, business association, firm or other entity.






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                  "Preliminary Prospectus" means any preliminary prospectus that may be included in any Registration Statement.

                  "Prospectus" means the prospectus included in or related to any Registration Statement (including a prospectus that includes any information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

                  "Registrable Securities" means collectively the shares of common stock of Brooke, $0.10 par value per share, which are subject to that certain Warrant, dated March 2, 1998, granted by Brooke to the Warrant Holder, including such shares of common stock at any time following exercise of such Warrant, in whole or in part. However, such common stock will cease to be a Registrable Security when it (i) is sold in an open market transaction or in an underwritten public offering, (ii) is sold to any person other than an "affiliate" of Brooke (as defined under the Regulations) pursuant to a Registration Statement, (iii) unless the Warrant Holder is an affiliate, such common stock is eligible for resale without restriction pursuant to Rule 144(k) of the Regulations or any similar rule or regulation hereafter adopted by the SEC (provided, however, that if such Warrant Holder is an "affiliate", all securities owned by it shall remain "Registrable Securities") or (iv) ceases to be outstanding.

                  "Registration Statement" means any registration statement of Brooke under the Securities Act that covers any of the Registrable Securities, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement and all material deemed part of such registration statement by Rule 430A of the Regulations.

                  "Regulations" means the regulations of the SEC under the Securities Act.

                  "Rule 415" means Rule 415 of the Regulations or any similar rule or regulation hereafter adopted by the SEC.

                  "SEC" means the Securities and Exchange Commission.


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

                  "Securities Act" means the Securities Act of 1933.

                  "Shelf Registration" has the meaning set forth in Section
2.2.2.

                  "Subsequent Shelf Registration" has the meaning set forth in
Section 2.2.2.

                  "Underwritten registration" or "underwritten offering" means a registration in which securities of Brooke are sold to one or more underwriters or group or a syndicate of underwriters for offering to the public.

                  "Warrant Holder" has the meaning set forth in the Preamble.

                  Section 1.2 Usage. (a) References to Articles, Sections and Exhibits are to articles and sections hereof and exhibits hereto, references to a Person are also references to its successors and assigns, references to a document are to it as amended, waived and otherwise modified from time to time, and references to a statute or another governmental rule are to it as amended and otherwise modified from time to time. The definitions set forth in Section
1.1 are equally applicable both to the singular and plural forms and the feminine, masculine and neuter forms of the terms defined. "Including" and correlative terms shall be deemed to be followed by "without limitation," if not followed by such words or words of like import. The headings of Articles and Sections and the table of contents relating hereto have been included solely for convenience of references and shall not have any effect on the construction hereof.

                  (b) This Agreement contemplates the filing of registration statements under the Securities Act involving various offers and sales of securities. In connection with such registration statements, there may be identified therein one or more underwriters through which securities are to be offered pursuant to either a "firm commitment" or "best-efforts" arrangement, and, in the case where there is more than one underwriter, one or more of the underwriters may be designated as the "manager" or "representative" or the "co-managers" or "representatives" of the several underwriters. Accordingly, all references herein to an "underwriter" or the "underwriters" are intended to refer to a "principal underwriter" (as defined in Rule 405 of the Regulations) and to provide for those transactions in which securities may be offered by or through one or more underwriters, and not to imply that any of the transactions contemplated hereby is conditioned in any manner whatsoever on the participation therein by one or more underwriters on behalf of any party.




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                                    ARTICLE 2
           REGISTRATION OF REGISTRABLE SECURITIES UNDER SECURITIES ACT

                  Section 2.1 Required Registration of Registrable Securities. Brooke shall use its reasonable best efforts to register the Registrable Securities upon the terms, and subject to the limitations and conditions, hereinafter set forth.

                  Section 2.2  Shelf Registration.

                  Section 2.2.1 Initial Shelf Registration. On or before May 1, 1998, Brooke shall prepare and file with the SEC a Registration Statement for an offering to be made by the Warrant Holders on a continuous basis under Rule 415 covering all the Registrable Securities (the "Initial Shelf Registration"). The Initial Shelf Registration shall be on an appropriate form permitting registration of all Registrable Securities for resale by the Warrant Holders in the manner or manners reasonably designated by them (including one or more underwritten offerings). Brooke shall use its reasonable best efforts to cause the Initial Shelf Registration to be declared effective under the Securities Act within sixty (60) days following the date of filing of the Registration Statement with the SEC and to keep the Initial Shelf Registration continuously effective and the Prospectus current under the Securities Act during the period (the "Effectiveness Period") ending on the earliest date on which (x) all Registrable Securities have been sold other than to a Warrant Holder, (y) a Subsequent Shelf Registration covering all the Registrable securities has been declared effective under the Securities Act or (z) in the opinion of Milbank, Tweed, Hadley & McCloy or other nationally recognized counsel to Brooke reasonably acceptable to the Warrant Holders, which opinion shall be reasonably satisfactory in form, scope and substance to the Warrant Holders, registration of the Registrable Securities is no longer required under the Securities Act for the Warrant Holders to sell all remaining Registrable Securities in the open market without limitations as to volume or manner of sale and without being required to file any forms or reports with the SEC under the Securities Act or the Regulations other than a notice of sale under Rule 144 under the Regulations. No Warrant Holders of Registrable Securities may include any of its Registrable Securities in any Shelf Registration pursuant to this Agreement unless and until such Warrant Holder furnishes to Brooke in writing such information as Brooke may reasonably request pursuant to Section 6.2(b).

                  Section 2.2.2 Subsequent Shelf Registrations. If the Initial Shelf Registration or any Subsequent Shelf Registration ceases to be effective for any reason at any time during the Effectiveness Period, Brooke shall use its reasonable best efforts to (i) obtain the prompt withdrawal of any order



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suspending the effectiveness thereof and (ii) in any event, within 45 days of such cessation of effectiveness, amend the Shelf Registration in a manner reasonably expected to obtain the withdrawal of the order suspending the effectiveness thereof or file an additional Registration Statement covering all of the Registrable Securities (a "Subsequent Shelf Registration," subject to the last sentence of this Section 2.2.2) for an offering to be made by the Warrant Holders on a delayed or continuous basis under Rule 415 in a manner reasonably expected to be acceptable to the SEC. If a Subsequent Shelf Registration is filed, Brooke shall use its reasonable best efforts to cause the Subsequent Shelf Registration to be declared effective as soon as practicable after such filing and keep such Registration statement continuously effective and the Prospectus current until the end of the Effectiveness Period. As used herein, the term "Shelf Registration" means the Initial Shelf Registration and any Subsequent Shelf Registration. If by reason of the Securities Act or the Regulations a Shelf Registration shall not permit the resale by a Warrant Holder of Registrable Securities acquired from another Warrant Holder, the obligations of Brooke shall extend to the filing of, and other registration procedures with respect to, another registration statement (which shall be a Subsequent Shelf Registration).

                  Section 2.2.3 Supplements and Amendments. Subject to Section 2.3.1(q), Brooke shall promptly supplement and amend the Registration Statement and the Prospectus (i) if required by the Regulations or the instructions applicable to the registration form used for the Shelf Registration, (ii) if required by the Securities Act or the Regulations, (iii) if required to prevent the Registration Statement or the Prospectus from containing any material misstatement or omitting to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iv) if reasonably requested by the Warrant Holders or by any underwriter of the Registrable Securities.

         Section 2.3 Registration Procedures.

                  Section 2.3.1 Shelf Registration. In connection with a Shelf Registration, Brooke shall use its reasonable best efforts to effect such registration to permit the sale of Registrable Securities in accordance with the method or methods of disposition reasonably intended by the Warrant Holders, and pursuant thereto Brooke shall:

                  (a) Filing of Registration Statement. Before filing any Registration Statement or Prospectus or any amendments or supplements thereto, furnish to and afford the Warrant Holders of the Registrable Securities covered by such Registration Statement, and the managing underwriters, if




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         any, a reasonable opportunity to review and, if they desire, comment on all such documents (including any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed.

                  (b) Compliance with Law. Comply with the provisions of the Securities Act, the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to it with respect to the disposition of all Registrable Secu rities covered by such Registration Statement as amended or by such Prospectus as supplemented.

                  (c) Notice. Notify the Warrant Holders owning the Registrable Securities covered by the Registration Statement, and the managing underwriters, if any, promptly, and confirm such notice in writing (i) when a Registration Statement and an amendment thereto or a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective (including in such notice a written statement that any such Warrant Holder may, upon request, obtain, without charge, one conformed copy of such Registration Statement or post-effective amendment including financial statements and schedules, documents incorporated or deemed to be incor porated by reference and exhibits), (ii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any Preliminary Prospectus, the initiation of any proceedings for that purpose or any other communication between the SEC and Brooke or their rep resentatives related to a Shelf Registration, (iii) if at any time when a prospectus is required by the Securities Act to be delivered in connection with sales of the Registrable Securities, the representations and warranties of Brooke contained in any agreement (including any underwriting agreement) contemplated by Section 2.3.1(m) cease to be true and correct, (iv) of the receipt by Brooke of any notification with respect to the suspension of the qualification or exemption from qualification of a Registration Statement or any of the Registrable Securities for offer or sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, (v) of the happening of any event or any information becoming known that requires the making of any changes in such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and, in the case of the Prospectus, it will not contain any untrue statement of a



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         material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (vi) of Brooke's determination that a post-effective amendment to a Registration Statement would be necessary or advisable under applicable law.

                  (d) Prevent Suspension of Effectiveness. Use its reasonable best efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of a Prospectus or suspending the qualification (or exemption from qualification) of any of the Registrable Securities for offers or sales in any jurisdiction, and, if any such order is issued, use its reasonable best efforts to obtain the withdrawal of any such order at the earliest possible moment.

                  (e) Underwritten Offering. If the Registrable Securities are to be sold in an underwritten offering, (i) as promptly as is reasonably practicable incorporate in a prospectus supplement or post-effective amendment to the Registration Statement such information as is required by the Securities Act, Regulation S-K of the Regulations, the Regulations and instructions applicable to the registration form used for such Registration Statement to be disclosed concerning, among other things, the terms of the underwritten offering, the underwriters, and the plan of distribution and (ii) make all required filings of such prospectus supplement or such post-effective amendment as soon as practicable.

                  (f) Copies of Filings. Furnish to the Warrant Holders owning Registrable Securities that so request and each managing underwriter, if any, without charge, one conformed copy of the Registration Statement and each post-effective amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference and all exhibits.

                  (g) Delivery of Prospectus. Deliver to the Warrant Holders owning Registrable Securities, and the underwriters, if any, without charge, as many copies of the Prospectus or Prospectuses (including each form of Preliminary Prospectus) and each amendment or supplement thereto and any documents incorporated or deemed to be incorporated by reference therein as such Persons may reasonably request; and Brooke hereby consents to the use of each such Prospectus and Preliminary Prospectus and each amendment or supplement thereto by each of the selling Warrant Holders and the underwriters or agents, if any, and dealers, if any, in



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         connection with the offering and sale of the registrable Securities covered by such Prospectus and any amendment or supplement thereto in the manner set forth in the relevant Registration Statement.

                  (h) Blue Sky Laws. Use its reasonable best efforts to register or qualify, and to cooperate with the selling Warrant Holders with respect to the Registrable Securities, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as such Warrant Holders or the managing underwriters, if any, reasonably request in writing; keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period; and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the applicable Registration Statement in the manner set forth in such Registration Statement; provided, however, that Brooke shall not be required to (A) qualify generally to do business in any jurisdiction where it is not then so qualified, (B) subject itself to general service of process in any such jurisdiction where it is not then so subject or (C) subject itself to taxation in a material amount in any such jurisdiction.

                  (i) Certificates. Cooperate with the selling Warrant Holders with respect to Registrable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository Trust Company; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters, if any, or Warrant Holders may reasonably request.

                  (j) Governmental Agencies. Use its reasonable best efforts to cause the Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies, or authorities as may be necessary to enable the selling Warrant Holders thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities in the manner set forth in such Registration Statement, except as may be required solely as a consequence of the nature of such selling Warrant Holder's business, in which case Brooke will cooperate in all




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         reasonable respects with the filing of such Registration Statements and the granting of such approvals.

                  (k) Amendments and Supplements. Subject to Sections 2.3.1(a) and 2.3.1(q), upon the occurrence of any event contemplated by Section 2.3.1(c)(v) or 2.3.1(c)(vi), as promptly as practicable prepare and file with the SEC a post- effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of Registrable Securities being sold thereunder, the Registration Statement and such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (l) Listing on Securities Exchanges. Use its reasonable best efforts to cause all Registrable Securities covered by a Registration Statement to be (i) listed on each national securities exchange, if any, on which Registrable Securities are then listed, or (ii) authorized to be quoted on the NASDAQ Stock Market or the NASDAQ National Market if similar securities of Brooke are so authorized.

                  (m) Underwriting Agreement. In connection with an underwritten offering of Registrable Securities, enter into and perform its obligations under an underwriting agreement in customary form for underwritten offerings made by selling security holders on the registration form utilized for the relevant Registration Statement and take such other actions as are reasonably requested by the managing underwriters in order to expedite or facilitate the registration and the disposition of such Registrable Securities, and in such connection,
         (i) make such representations and warranties to the underwriters with respect to the business of Brooke and its subsidiaries, and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein in each case as are customarily made by comparable issuers to underwriters in underwritten offerings made by selling security holders, and confirm the same if and when requested; (ii) obtain opinions of counsel to Brooke and updates thereof (which counsel and opinions shall be reasonably satisfactory to the managing underwriters and the selling Warrant Holders), addressed to the underwriters covering the matters customarily covered in opinions requested in underwritten offerings by selling security holders; (iii) obtain "cold comfort" letters and updates thereof (which letters and updates shall be




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         reasonably satisfactory to the managing underwriters and the selling
         Warrant Holders) from the independent certified public accountants of Brooke (and, if necessary, any other independent certified public accountants of any subsidiary of Brooke or of any business acquired by Brooke for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each of the underwriters and the holders of Registrable Securities included in such underwritten offering (to the extent such accountants are permitted under applicable law and accounting literature so to address "cold comfort" letters), such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings by selling security holders; and (iv) if an underwriting agreement is entered into, undertake such indemnification and contribution provisions and procedures as are customarily undertaken in such agreements. The above shall be done in connection with each closing under such underwriting agreement, or as and to the extent required thereunder.

                  (n) Financial Records, Etc.. Make available for inspection by any Warrant Holder, any underwriter participating in any such disposition of Registrable Securities, if any, and any attorney, accountant or other agent retained by any such selling Warrant Holder or underwriter (collectively, the "Inspectors"), at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of Brooke and its subsidiaries (collectively, the "Records") as shall be necessary or advisable to enable them to exercise their due diligence responsibilities, and cause the officers, directors and employees of Brooke and its subsidiaries to supply all information reasonably requested by any such Inspectors in connection with such Registration Statement. Records which Brooke determines, in good faith, to be confidential and as to which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such Registration Statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (iii) the information in such Records has been made generally available to the public. Except as contemplated hereby, and subject to applicable law, each selling Warrant Holder agrees that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of Brooke or its affiliates unless and until such information is made generally available to the public.



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         Warrant Holders shall not be prohibited from engaging in market transactions if such information is not material, to the extent permitted by applicable law. Each selling Warrant Holder further agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to Brooke and allow Brooke at its expense to undertake appropriate action to prevent disclosure of the Records deemed confidential.

                  (o) Earnings Statements. Comply with all applicable rules and regulations of the SEC relating to the Shelf Registration and make generally available earnings statements satisfying the provisions of
         Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of Brooke after the effective date of a Registration Statement which statements shall cover such 12-month periods.

                  (p) Disposition of Registrable Securities. Cooperate with each holder of Registrable Securities covered by any Registration Statement and each underwriter, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD").

                  (q) Postponement or Suspension of Shelf Registration. Notwithstanding anything contained in this Section 2, Brooke may postpone, for a period of not in excess of 30 days in the aggregate in any twelve month period, taking any action with respect to or suspend the Shelf Registration if, in the good faith opinion of Brooke's board of directors, effecting or continuing the Shelf Registration would adversely affect a material financing, acquisition, disposition of assets or stock, merger or other comparable transaction or would require Brooke to make public disclosure of information the public disclosure of which would have a material adverse effect upon Brooke.

                  (r) Delivery of Opinion. Upon the filing of any Registration Statement, deliver to the Warrant Holders an opinion or opinions of outside counsel to Brooke (which counsel shall be reasonably satisfactory to the Warrant Holders), to the effect that nothing has come to the





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         attention of such counsel that causes such counsel to believe that such
         Registration Statement contains, as of its effective date, any untrue statement of a material fact necessary to make the statements therein not misleading, it being understood that any such opinion may contain customary limitations thereof.

                  (s) Further Assurances. Use its reasonable best efforts to take all other steps necessary or advisable, requested by the Warrant Holders, to effect the registration and distribution of the Registrable Securities covered by the Registration Statement contemplated hereby.

                           Section 2.3.2  Warrant Holder Covenants.  In
addition to the covenants provided in Section 6.2, each Warrant Holder agrees by acquisition of the Registrable Securities that, upon receipt of any notice from Brooke of the happening of any event of the kind described in clause (ii), (iv),
(v) or (vi) of Section 2.3.1(c), such Warrant Holder shall forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus until such Warrant Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 2.3.1(k), or until it is advised in writing by Brooke that the use of the applicable Prospectus may be resumed, and has received copies of any amendments or supplements thereto.

                                    ARTICLE 3
                              REGISTRATION EXPENSES

         All fees and expenses incident to the performance of or compliance with this Agreement by Brooke shall be borne by Brooke, whether or not a Shelf Registration is filed or becomes effective, including (i) all registration and filing fees (including (A) fees with respect to filings required to be made with the NASD in connection with an underwritten offering and (B) fees and expenses of compliance with state securities or Blue Sky laws (including reasonable fees and disbursements of counsel for Brooke or the underwriters, or both, in connection with Blue Sky qualifications of the Registrable Securities)), (ii) printing expenses (including expenses of printing certificates for Registrable Securities, printing and distributing Prospectuses, Preliminary Prospectuses and amendments or supplements thereto, the Registration Statement and amendments thereto, and printing or preparing any underwriting agreement, agreement among underwriters and related syndicate or selling group agreements, pricing agreements and Blue Sky memoranda), (iii) fees and disbursements of counsel for Brooke, (iv) fees and disbursements of all independent certified public accountants for Brooke (including the expenses of any "cold comfort" letters required by or incident to such performance), (v) Securities Act liability insurance, if Brooke so desires such insurance, (vi) internal expenses of Brooke (including all salaries and expenses of officers and employees of Brooke performing legal or accounting duties), (vii) the fees and expenses incurred in connection with the listing of the securities to be registered and any national securities exchange or quoted on the NASDAQ Stock Market or the NASDAQ National Market pursuant to section 2.3.1(1), and (viii) the fees and expenses of any Person, including special experts, retained by Brooke in its sole discretion.

                  Each selling Warrant Holder shall pay all underwriting discounts and commissions or broker's commissions incurred in connection with the sale or other disposition of Registrable Securities for or on behalf of such Warrant Holder's account. Brooke shall pay all fees and disbursements of legal counsel for such selling Warrant Holder, up to a maximum of $50,000.

                                    ARTICLE 4
                                 INDEMNIFICATION

                  Section 4.1 Indemnification by Brooke. Brooke shall, without limitation as to time, indemnify and hold harmless, to the fullest extent permitted by law, each Warrant Holder and its affiliates and any investment funds managed thereby and their respective partners, officers, directors, agents and employees, each Person who controls each such Warrant Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the partners, officers, directors, agents and employees of each such controlling person, (individually, an "Indemnified Person") from and against any and all losses, claims, damages, liabilities, costs (including costs of investigating, preparing to defend, defending and appearing as a third-party witness and attorneys' fees and disbursements reasonably incurred) and expenses including any amounts paid in respect of any settlements (collectively, "Losses"), without duplication, as incurred, arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or form of prospectus, or in any amendment or supplements thereto or in any Preliminary Prospectus, or arising out of or based upon, in the case of the Registration Statement or any amendments thereto, any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and, in the case of the Prospectus or form of prospectus, or in any amendments or supplements thereto, or in any Preliminary Prospectus, any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except (i), in either case, to the extent, but only to the extent, that such untrue or alleged untrue statement or omission or alleged omission has been made therein in reliance upon and in conformity with information furnished in writing to Brooke by such Indemnified Person (or the person controlling such Indemnified Person) expressly for use therein, (ii) to the extent such Losses result from the failure of any Warrant Holder or any underwriter in an underwritten offering to provide to any person purchasing Registrable Securities from it any supplement to a Prospectus provided by Brooke pursuant to Section 2.3.1(g), or
(iii) to the extent such Losses result from the sale of Registrable Securities by such Warrant Holder or underwriter in an underwritten offering (a) under a Registration Statement or (b) using any Prospectus, other than a Registration Statement or a Prospectus, as the case may be, amended or supplemented by Brooke pursuant to Section 2.3.1(k) and provided to such Warrant Holder or such underwriter pursuant to Section 2.3.1(g), after Brooke shall have notified such Warrant Holder or such underwriter in an underwritten offering in writing of any event contemplated by Section 2.3.1.(c)(v) or 2.3.1(c)(vi) pursuant to Section 2.3.1(c).

                  Section 4.2 Indemnification by Warrant Holder. In connection with any Registration Statement in which a Warrant Holder is participating, such Warrant Holder shall, without limitation as to time, indemnify and hold harmless, to the fullest extent permitted by law, Brooke and its directors, officers, agents and employees, each Person who controls Brooke (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling person, from and against, any and all Losses, joint or several, without duplication, as incurred, arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or form of prospectus, or in any amendment or supplement thereto or in any Preliminary Prospectus, or arising out of or based upon, in the case of the Registration Statement or any amendments thereon, any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and, in the case of the Prospectus or form of prospectus, or in any amendments or supplements thereto, or in any Preliminary Prospectus, any omission or alleged omission of a material fact necessary to make the statements therein, in the light of the circumstances under the statements therein, in the light of the circumstances under which they were made, not misleading; in either case, to the extent, but only to the extent, that such untrue or alleged untrue statement or omission or alleged omission has been made therein in reliance upon and in conformity with information furnished in writing to Brooke by such Warrant Holder expressly for use therein by notice referring to this Section 4.2. In no event shall the liability of any selling Warrant Holder hereunder be, or be claimed by Brooke to be greater in amount than the dollar amount of the proceeds actually received by such Warrant Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

                  Section 4.3 Conduct of Indemnification Proceedings. If any Person shall be entitled to indemnity or contribution hereunder (an "indemnified party"), such indemnified party shall give prompt notice to the party or parties from which such indemnity or contribution is sought (the "indemnifying parties") of the commencement of any action or proceeding (including any governmental investigation) (collectively "Proceedings" and individually a "Proceeding") with respect to which such indemnification or contribution is sought pursuant hereto; provided, however, that the failure so to notify the indemnifying parties shall not relieve the indemnifying parties from any obligation or liability except to the extent that the indemnifying parties have been actually prejudiced by such failure. The indemnifying parties shall have the right, exercisable by giving written notice to an indemnified party promptly after the receipt of written notice from such indemnified party of such Proceeding, to assume, at the indemnifying parties' expense, the defense of any such Proceeding, with counsel reasonably satisfactory to such indemnified party and shall pay as incurred the fees and disbursements of such counsel related to such Proceeding; provided, however, that an indemnified party or parties (if more than one such indemnified party is named in any Proceeding) shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless: (i) the indemnifying party or parties agree to pay such fees and expenses; or (ii) the indemnifying parties fail promptly to assume the defense of such Proceeding or fail to employ counsel reasonably satisfactory to such indemnified party or parties; or (iii) counsel for the indemnified party determines that one counsel may not properly represent both the indemnifying party and such indemnified party in which case, if such indemnified party or parties notifies the indemnifying parties in writing that it elects to employ separate counsel at the expense of the indemnifying parties, the indemnifying parties shall not have the right to assume the defense thereof and the fees and expenses of counsel retained by the indemnified party or parties shall be at the expense of the indemnifying parties, it being understood, however, that the indemnifying parties shall not, in connection with any one such Proceeding, arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for such indemnified party or parties. Whether or not such defense is assumed-by the indemnifying parties, such indemnifying parties will not be subject to any liability for any settlement made without its or their consent (but such consent will not be unreasonably withheld). No indemnifying party shall be liable for any settlement of any such action or proceeding effected without its written consent, but if settled with its written consent each indemnifying party jointly and severally agrees, subject to the exception and limitations set forth above, to indemnify and hold harmless each indemnified party from and against any Losses by reason of such settlement.

                  Section 4.4 Contribution. If the indemnification provided for in this Article 4 is unavailable to an indemnified party or is insufficient to hold such indemnified party harmless for any Losses in respect to which this
Article 4 would otherwise apply by its terms, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall have an obligation to contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well an any other relevant equitable considerations. The relative fault of such indemnifying party, on the one hand, and indemnified party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been taken by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties, relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any Proceeding, to the extent such party would have been indemnified for such expenses if the applicable indemnification provided for in Section 4.1, 4.2 or 4.3 were available to such party.

                  The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4.5 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 4.5, an indemnifying party that is a selling Warrant Holder shall not be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities sold by such indemnifying party and distributed to the public were offered to the public (net of any underwriting discounts and commissions and expenses) exceeds the amount of any damages that such indemnifying party has otherwise been required to pay or has paid by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                  Section 4.5 Remedies Cumulative. The indemnity, contribution and expense reimbursement obligations under this Article 4 shall be in addition to any liability that each indemnifying person may otherwise have and shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified party. Notwithstanding anything in this Agreement to the contrary, an indemnified party-shall not be entitled to receive duplicate indemnification or contribution for the same Losses (except to the extent they are incurred more than once).

                                    ARTICLE 5
                            UNDERWRITTEN REGISTRATION

         If any of the Registrable Securities covered by any Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the Warrant Holders holding at least 66 2/3% in interest of the applicable Registrable Securities with the consent of Brooke (not to be unreasonably withheld or delayed).

                                    ARTICLE 6
                    REPRESENTATIONS, WARRANTIES AND COVENANTS

                  Section 6.1 Representations and Warranties. Brooke represents and warrants to, and agrees with, the Warrant Holders that:

                  (a) Subject to the terms of Section 2.3.1(q), during the Effectiveness Period, the Registration Statement (and any post-effective amendment thereto) and the Prospectus (as amended or as supplemented if Brooke shall have filed with the SEC any amendment or supplement to the Registration Statement or the Prospectus) will contain all statements which are required to be stated therein in accordance with the Securities Act and the Regulations, and will not contain any untrue statement of a material fact or omit to state any material fact (except such information which is omitted from the Registration Statement pursuant to Rule 430A Of the Regulations) required to be stated therein or necessary to make the statements therein not misleading, and no event will have occurred which is required to have been set forth in an amendment or supplement to the Registration Statement or the Prospectus which has not then been set forth in such an amendment or supplement; each Preliminary Prospectus, as of the date filed with the SEC, will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances under which they were made; except that no representation or warranty is made in this Section 6.1(a) with respect to statements or omissions made in reliance upon and in conformity with written information furnished to Brooke pursuant to Section 6.2(b) by a Warrant Holder or on behalf of a Warrant Holder expressly for inclusion in any Preliminary Prospectus, the Registration Statement, or the Prospectus, or any amendment or supplement thereto. Each of the documents filed pursuant to the Exchange Act and incorporated or deemed to be incorporated by reference in the Registration Statement will comply in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder.

                  (b) Brooke has all requisite power and authority to execute, deliver and perform this Agreement. All necessary corporate proceedings of Brooke have been duly taken by it to authorize the execution, delivery, and performance of this Agreement by Brooke. This Agreement has been duly authorized, executed, and delivered by Brooke, is the legal, valid and binding obligation of Brooke, and is enforceable as to Brooke in accordance with its terms. No consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any federal, state, local, or other governmental authority or any court or other tribunal is required by Brooke for the execution, delivery or performance of this Agreement by Brooke (except filings under the Securities Act which will be made and such consents consisting only of consents under Blue Sky or state securities laws which will be obtained). No consent of any party to any contract, agreement, instrument, lease, license, arrangement or understanding to which Brooke is a party or to which any of its properties or assets are subject, is required for the execution, delivery or performance of this Agreement which has not been obtained; and the execution, delivery, and performance of this Agreement will not violate, result in a breach of, conflict with or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under any such contract agreement, instrument, lease, license, arrangement or understanding or violate or result in a breach of any term of the charter or bylaws of Brooke, or violate, result in a breach of, or conflict with any law, rule, regulation order, judgment or decree binding on Brooke or to which any of its operations, business, properties or assets are subject.

                  (c) Brooke shall not enter into any transaction involving (i) any merger or consolidation in which it is not the surviving Person,
         (ii) any sale, lease or other transfer of all or substantially all the assets of Brooke or (iii) in the case of Brooke, any exchange or conversion of any of the Registrable Securities for or into securities of any other issuer, unless effective provision is made for (x) the assumption by the survivor of the transaction or the transferee, jointly and severally with Brooke if Brooke shall remain in existence, of all the obligations of Brooke hereunder, and (y) in the case of clause (iii), the entering into by such other issuer of an agreement comparable hereto and reasonably satisfactory to the Warrant Holders with respect to the registration of such securities of such other issuer.

                  Section 6.2 Additional Warrant Holder Covenants. Each Warrant Holder represents and warrants (severally) to (in the case of Section 6.2(a)), and agrees with (severally) (in the case of Section 6.2(b)), Brooke, that:

                  (a) Such Warrant Holder is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. Such Warrant Holder has all requisite power and authority to execute, deliver and perform this Agreement. All necessary proceedings of such Warrant Holder have been duly taken to authorize the execution, delivery and performance of this Agreement by such Warrant Holder. This Agreement has been duly authorized by such Warrant Holder, executed and delivered by such Warrant Holder, is the legal, valid and binding obligation of such Warrant Holder, and is enforceable as to such Warrant Holder in accordance with its terms. No consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with any federal, state, local or other governmental authority or any court or other tribunal is required by such Warrant Holder for (i) the execution, delivery or performance of this Agreement by such Warrant Holder or (ii) the sale of disposition of the Registrable Securities by such Warrant Holder as contemplated by the Registration Statements (except filings under the Securities Act and such consents consisting only of consents under Blue Sky or state securities laws). No consent of any party to any contract, agreement, instrument, lease, license, arrangement or understanding to which such Warrant Holder is a party, or to which any of such Warrant Holder's properties or assets are subject, is required for the execution, delivery or performance of this Agreement which has not been obtained; and the execution, delivery and performance of this Agreement will not violate, result in a breach of, conflict with or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under any such contract, agreement, instrument, lease, license, arrangement or understanding or violate or result in a breach of any term of such Warrant Holder's certificate or articles of incorporation (or similar controlling instrument) or bylaws (or, if applicable, instrument corresponding thereto) or violate, result in a breach of, or conflict with, any law, rule, regulation, order, judgment or decree binding on such Warrant Holder or to which any such Warrant Holder's operations, business, properties or assets are subject.

                  (b) Each Warrant Holder shall promptly furnish to Brooke in writing, upon Brooke's reasonable request, any and all information as to such Warrant Holder and its plan of distribution as may be necessary to comply with the provisions of the Securities Act, the Regulations, the Exchange Act and the rules and regulations of the SEC thereunder in connection with the preparation and filing of any Registration Statement pursuant hereto, or any amendment or supplement thereto, or any Preliminary Prospectus or Prospectus included therein. All information to be furnished to Brooke by or on behalf of such Warrant Holder expressly for use in connection with the preparation of any Preliminary Prospectus, the Prospectus, the Registration Statement, or any amendment or supplement thereto, will be accurate, complete and correct.

                  Section 6.3 Survival of Representations and Agreements. All representations, warranties, covenants and agreements contained in this Agreement shall be deemed to be representations, warranties, covenants and agreements at the effective date of each Registration Statement contemplated by this Agreement, and such representations, warranties, covenants, and agreements, including the indemnity and contribution agreements contained in Article 4, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of Brooke any Warrant Holder or any Person that is entitled to be indemnified under Article 4, and shall survive termination of this Agreement and the expiration of the Effectiveness Period.

                                    ARTICLE 7
                                  MISCELLANEOUS

                  Section 7.1 Remedies . No failure or delay on the part of a party in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

                  Section 7.2 Amendments and Waivers. The provisions of Articles 2, 3, 4 and 5 (and the provisions of this Section 7.2 as they apply thereto) may not be amended, modified, supplemented, waived or departed from without the express written consent of each affected party. The other provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless Brooke has obtained the written consent of the holders of at least 66 2/3% in interest of the Registrable Securities or Warrant Holders, as applicable. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of the Warrant Holders that are selling securities pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Warrant Holders may be given by the Warrant Holders selling at least 66 2/3% of the Registrable Securities being sold by pursuant to such Registration Statement; provided, however, that the provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence.

                  Section 7.3 Notices. All notices, consents and other communications provided for hereunder shall be in writing (including facsimile, telegraphic or cable communication) and telecopied, telegraphed, telexed, cabled or delivered (x) (i) if to Brooke, to Brooke Group Ltd., 100 S.E. Second Street, 32nd Floor, Miami, Florida 33131, attention: Bennett S. LeBow, telecopy (305) 579-8001, with a copy to Milbank, Tweed, Hadley & McCloy, 1 Chase Manhattan Plaza, New York, New York 10005, attention: Michael L. Hirschfeld, telecopy
(212) 530-5219, and (ii) if to the Warrant Holders, to the respective addresses and telecopier numbers set forth in Exhibit A, with a copy to Apollo Advisors, 1999 Avenue of the Stars, Suite 1900, Los Angeles, California, 90067, attention:
Michael Weiner, telecopy (310) 201-4166, or (y) at such other address as shall be designated by any such party in a written notice to the other parties. All such notices, consents and communications shall be effective when received.

                  Section 7.4 Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

                  Section 7.5 Entire Agreement; No Third Party Beneficiaries; Obligations of Brooke. This Agreement (including the documents and the instruments expressly referred to herein or therein) (i) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, and (ii) except as expressly set forth in Article 4 and in Section 7.8, is not intended to confer upon any Person other than the parties hereto and the Warrant Holders and holders of Registrable Securities any rights or remedies hereunder. The obligations of Brooke pursuant hereto shall be limited to those obligations of Brooke expressly set forth herein.

                  Section 7.6 Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of law.

                  Section 7.7 Severability. Wherever possible, each provision hereof shall be interpreted in such a manner as to be valid, legal and enforceable under applicable law, but in case any one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such provision shall be ineffective to the extent, but only to the extent, of such invalidity, illegality or unenforceability without invalidating or rendering unenforceable the remainder of this Agreement, unless such a construction would be unreasonable or materially impair the rights of any party hereto.

                  Section 7.8 Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties, except by a Warrant Holder as follows: in connection with the transfer of its Warrants or Registrable Securities in whole or in part to another Person; provided that the transferee executes an appropriate document agreeing to be bound hereby as a Warrant Holder. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                    "Brooke"

                                    Brooke Group Ltd.,
                                    a Delaware corporation


                                    By:  /s/ Richard J. Lampen
                                         ---------------------------------
                                    Its: Executive Vice President


                                    "Warrant Holders"

                                    AIF II, L.P.


                                    By:  APOLLO ADVISORS, L.P.
                                         Managing General Partner

                                    By:  APOLLO CAPITAL MANAGEMENT, INC.
                                         General Partner


                                    By:  /s/ John J. Hannan
                                         ---------------------------------
                                         Name: John J. Hannan
                                         Title:


                                    ARTEMIS AMERICA PARTNERSHIP

                                    By:  LION ADVISORS, L.P.
                                         Attorney-in-Fact

                                    By:  LION CAPITAL MANAGEMENT, INC.
                                         General Partner

                                    By:  /s/ John J. Hannan
                                         ---------------------------------
                                         Name: John J. Hannan
                                         Title:

                                    EXHIBIT A


                                 WARRANT HOLDERS


Artemis America Partnership

AIF II, L.P.